Exhibit 99.2
Preliminary 2008 Second Quarter Earnings July 31st, 2008 9:00 AM EDT Contact ResCap Investor Relations at (888) 440-8851 or investorrelations@rescapholdings.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") and Residential Capital, LLC ("ResCap") management, the use of the words "expect," "anticipate," estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10-K for ResCap, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for ResCap; our ability to maintain an appropriate level of debt; recent developments in the residential mortgage market, especially in the nonprime sector; disruptions in the markets in which we fund ResCap's operations, with resulting negative impact on our liquidity; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. ResCap undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts.

ResCap: Key Messages Capital and Liquidity Successfully completed a global refinancing including the ResCap bond exchange Affiliate transactions structured to support liquidity in light of external market constraints Significant nonconforming asset sales completed, driving material losses while generating cash; balance sheet continues to shrink Operating and Market Environments Continued weak housing market conditions drove higher loan loss provisions and other impairments All production outside of the US has been suspended (with the exception of Canadian insured loans) - currently evaluating strategies for international markets Operating expense targets remain on track

ResCap: Key Metrics Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Net income 83 -128 -910 -254 -2261 -921 -859 -1860 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Total HFI, net of Allowance 73.1 67.9 63.6 61 59 41.3 34.001 30.3 All Other 59.508191 72.2 67 64.6 57.1 48.1 47.371 42.5 TA 132.608191 140.1 130.6 125.6 116.1 89.4 81.372 72.8 2 1) Total assets include the auto assets of GMAC Bank as presented in ResCap's 10-Q financial statements. 2) Government and Prime Second Liens are included in Prime Non-conforming. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13 15.44 12.2 Prime Non-conforming 22.5 27.6 28.1 28.6 22.4 18.9 14.1 6.3 5.11 5.8 Nonprime 10.5 7.4 11.4 9.8 5.5 3.2 3.1 1.5 0.34 0.1 Total 41.6 47 51.5 49.2 37.5 34.8 29.3 20.8 20.9 18.1 2 Of the total, $8.3 billion was securitized on-balance sheet at 6/30/08, with net economic exposure limited to $190 million Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Prime Conforming 189.307419 194.907448 200.632475 203.9264827 207.0379288 211.4626959 263.4375031 267.5111779 276.2 237.6 Prime Non-conforming 134.489056 145.858766 159.785278 170.5410375 175.4969053 184.7850459 142.2049002 133.2148282 136.1 155.26 Nonprime 69.319146 69.06174 73.528717 74.13348295 70.32762594 64.2637315 59.99735154 52.58351891 47.6 44 TOTAL 393.115621 409.827954 433.94647 448.6010032 452.86246 460.5114733 465.6397548 453.309525 459.9 436.9

ResCap: Condensed Income Statement* *Income statement presentation (condensed) as it appears on a GMAC reported basis; results on a ResCap reported basis can be found on page 13 of this presentation.

Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Nonprime 1.2 0.3 0.2 0.2 0.2 0.2 Prime 5.3 3.6 1.6 1.5 1.6 1.3 ResCap: Nonprime and Prime Exposure Prime and Other2 1) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. 2) Prime and Other includes Prime Conforming, Prime Non-conforming, Prime Second-Lien, and Government. 3) HFI is before allowance. Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Nonprime 70.3 64.3 60 52.6 47.6 44 Prime 382.6 396.2 405.6 400.7 412.3 393 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Nonprime 5 4 2.9 2 2.6 1.1 Prime 17 15.3 12 10 9.2 5.9 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Nonprime 47.9 44.6 37.1 16.9 9.7 7.7 Prime 17.4 18 23.7 25.3 24.8 23.3 Nonprime1 $8.3 billion of securitized assets (largely non-prime) at 6/30/08, with net economic exposure limited to $190 million

ResCap: Global Portfolio Credit Quality Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 % MLFI net charge-offs to total 0.0016 0.002 0.0025 0.0033 0.0033 0.004 0.0073 0.0076 0.0041 0.0061 0.0046 0.0067 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 % Lending Receivables nonaccruals to total 0.004 0.002 0.002 0.093 0.109 0.029 0.05 0.071 0.072 0.116 Q1 Q2 Q3 Q4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 % Lending Receivables net charge-offs to total 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0037 0.0265 0.0047 0.0022 0.0107 0.0047 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 % MLFI nonaccruals to total 0.084 0.083 0.092 0.105 0.119 0.14 0.141 0.127 0.162 0.171 0.122 0.124 Excluding loans impacted by FAS 159 Excluding loans impacted by FAS 159

ResCap: Capital and Liquidity Total equity of $4.1 billion (6/30/08) ResCap was compliant with its tangible net worth and minimum cash covenants at quarter end Global ResCap cash and cash equivalents of $6.6 billion (6/30/08) ResCap cash and cash equivalents increased $2.4 billion compared to Q1 2008 Of the total, $3.7 billion was held at GMAC Bank Evaluating additional measures to support liquidity as pressures expected to continue for the balance of 2008 and into 2009 These figures include the Auto Division of GMAC Bank

Global Liquidity: ResCap Debt Refinancing Successfully completed global debt refinancing in challenging market Completed a new syndicated $2.5 billion whole loan repurchase facility to fund conforming mortgages Replaced MALA and RLA facilities Completed a $3.5 billion secured funding facility from GMAC to ResCap Facility includes $750 million participation from GM and Cerberus Extended major secured bilateral credit facilities ($11.6 billion) to May/June 2009 Completed exchange and tender offer for approximately $14 billion of unsecured debt with approximately $9.5 billion participating In addition, during the second quarter, GMAC and Cerberus announced $2.4 billion of actions to support ResCap's near term liquidity

Global Liquidity: GMAC Bank Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Assets 23.5 28.1 28.4 30.3 31.9 Deposit Liabilities 10.7 14.5 12.8 15.4 16.9 FDIC has granted a 10-year waiver on the GMAC ownership of GMAC Bank The approval contained several conditions: GMAC Bank required to maintain a minimum leverage ratio (Tier 1 Capital/ Total Assets) of 11% for 3 years and a minimum capital level of 5% GMAC Bank provides critical low-cost financing for high-quality mortgages and auto assets Total FHLB borrowing capacity of $11.2 billion ($0.5 billion of which is unused) to fund mortgages Deposits of $16.9 billion as of 6/30/08

ResCap: Debt Maturity Schedule 2008 2009 2010 2011 2012 2013 2014 2015 Pre-Exchange 4032 2458 2997 1244 1957 2294 718 487 2008 2009 2010 2011 2012 2013 2014 2015 Post Exchange 275 618 3651 226 442 2718 1834 1861 Pre- Exchange Post- Exchange

Supplemental Charts

ResCap: Income Statement Includes gain on extinguishment of debt of $647 million in the second quarter of 2008 as a result of the completed debt tender offer and the retirement of ResCap debt contributed by GMAC Note: Numbers may not foot due to rounding. Income statement presentation (condensed) as it appears on a ResCap's reported basis; results as they appear on a GMAC reported basis can be found on page 5 of this presentation. Supplemental

ResCap: Mortgage Production 1) International includes some nonprime production 1 1 Supplemental Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Total Domestic 43.9 41.2 31 27.1 20.2 15.5 18.7 17 Total International 7.5 8 6.5 7.7 9.1 5.3 2.2 1 Q106 Q206 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13.03 15.44 12.2 Prime Non-conforming 11.7 14.6 16.4 17.5 12.3 9.8 4.7 0.32 0.49 0.4 Government 0.9 1.1 0.9 0.8 0.6 0.8 1 1.19 1.98 3.8 Nonprime 9.1 6.1 8.5 6.9 3.3 0.7 0.2 0.07 0 0 Prime Second-lien 5.8 6.6 6.1 5.2 5.3 3.1 2.2 0.9 0.8 0.7 Total International 7.5 8 6.5 7.7 9.1 5.32 2.18 1 Note: Totals may not foot due to rounding

HFS and HFI Q2 08 transfers: HFS to HFI $122 million HFI to HFS $2.3 billion ResCap: Global HFS Portfolio Q208 Prime Conforming 1.17082 Prime Nonconforming 3.16001 Nonprime 1.11647 Prime Second-lien 0.26227 Government 1.32627 Q2 08 Non-Agency Public Securitizations 1.2 Agency 16.7 Non-Agency Whole Loans 6.1 Supplemental

ResCap: Q2 Significant Items Note: These amounts are classified according to ResCap's income statement presentation (includes Auto Bank). Supplemental